UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ALIGOS THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903
Your vote matters!
Aligos Therapeutics, Inc. Annual Meeting of Stockholders
Thursday, June 27, 2024 8:00 AM, Pacific Time
Annual Meeting to be held live via the internet - Please visit www.proxydocs.com/ALGS for more details.
For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/ALGS
To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.
Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.
If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 17, 2024.
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Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K
Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 27, 2024 For Stockholders of record as of April 29, 2024
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Aligos Therapeutics, Inc. Annual Meeting of Stockholders
THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ON PROPOSALS 1, 2, 3, 4 AND 5
PROPOSAL
1. The election of two Class I directors to hold office until our 2027 annual meeting of stockholders; 1.01 Lawrence M. Blatt, Ph.D
1.02 James Scopa
2. The ratification of the appointment, by the Audit Committee of our board of directors, of Ernst & Young LLP, as our independent registered public accounting firm for the year ending December 31, 2024;
3. The amendment of our Amended and Restated Certificate of Incorporation to effect a reverse stock split;
4. The amendment of our 2020 Plan to treat outstanding pre-funded warrants with an exercise price per share of one penny or less the same as outstanding common stock such that annual increases to the shares of common stock reserved for issuance under the 2020 Plan will equal the lesser of 5% of the shares of common stock outstanding or issuable upon exercise of outstanding pre-funded warrants with an exercise price per share of one penny or less, in each case, as of the last day of the immediately preceding fiscal year or such smaller number of shares determined by our board of directors; and
5. The amendment of our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of voting common stock from 300,000,000 shares to 500,000,000 shares.
NOTE: In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.